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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2004
                                                  --------------


                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


         Ohio                       1-04851                     34-0526850
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   (State or Other            (Commission File               (IRS Employer
   Jurisdiction of                 Number)                 Identification No.)
   Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c) Exhibits

         99 Press Release of The Sherwin-Williams Company, dated April 12, 2004. A copy of this press release is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of this report.


Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

         On April 12, 2004, The Sherwin-Williams Company issued a press release regarding its sales results and updated earnings expectations for the first quarter of 2004. A copy of this press release is furnished with this report as
Exhibit 99 and is incorporated herein by reference.


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE SHERWIN-WILLIAMS COMPANY


April 13, 2004                           By:     /s/ L.E. Stellato
                                            ------------------------------------
                                             L.E. Stellato
                                             Vice President, General Counsel and
                                             Secretary



                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.     Exhibit Description
   -----------     -------------------

         99        Press Release of The Sherwin-Williams Company, dated
                   April 12, 2004.







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